Exhibit 99.2

VEECO INSTRUMENTS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Veeco Instruments Inc. (the “Company” or “Veeco”) are included herein:

•                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010;

•                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010 and 2009;

•                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 31, 2009, 2008 and 2007; and

•                  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

The above referenced unaudited pro forma condensed consolidated financial statements are based on historical financial statements of the Company after giving effect to the divestiture of the Company’s Metrology business and related assets and liabilities (the “Divested Business”) pursuant to a Stock Purchase Agreement (the “Agreement”), by and among the Company and Bruker Corporation. At the closing of the divestiture, the Company received $229.4 million in cash consideration for the Divested Business. The final purchase price is subject to certain post-closing adjustments related to final working capital.

These unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 (the “Second Quarter 2010 Form 10-Q”) and the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the three year period ended December 31, 2009 (the “2009 Form 10-K”). The unaudited pro forma condensed consolidated balance sheet has been adjusted to give effect to the divestiture as if the divestiture had been consummated as of June 30, 2010. The unaudited pro forma condensed consolidated statements of operations have been adjusted to give effect to the divestiture as if the divestiture had been consummated as of the following dates:

•                  January 1, 2010 for the six months ended June 30, 2010

•                  January 1, 2009 for the year ended December 31, 2009

•                  January 1, 2009 for the six months ended June 30, 2009

•                  January 1, 2008 for the year ended December 31, 2008

•                  January 1, 2007 for the year ended December 31, 2007

In creating the unaudited pro forma condensed consolidated financial statements, the primary adjustments to the historical financial statements were (i) the removal of the assets sold and liabilities assumed in the divestiture, (ii) the receipt of proceeds received in connection with the divestiture, (iii) the removal of the results of operations attributable to the Divested Business that were sold and (iv) the recognition of fees and other costs related to the divestiture.

The pro forma adjustments, as described in the notes to these unaudited pro forma condensed consolidated financial statements, are based on information currently available to management, and the

Company believes that these pro forma adjustments are reasonable, factually supportable and directly attributable to the divestiture. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not intended to represent and may not be indicative of operating results or financial position that would have occurred had the divestiture been completed as of June 30, 2010 (in the case of the unaudited pro forma condensed consolidated balance sheet) or as of January 1, 2010, 2009, 2008 and 2007, respectively in the case of the unaudited pro forma condensed consolidated statements of operations, nor are they intended to represent and they may not be indicative of future operating results or financial position of the Company. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2009, and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the 2009 Form 10-K, as well as in conjunction with the Company’s unaudited condensed consolidated financial statements and accompanying notes as of and for the quarterly periods ended March 31, 2010 and June 30, 2010, and the MD&A included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010 and June 30, 2010.

VEECO INSTRUMENTS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2010

(In thousands)

	Veeco			Veeco
	Historical (a)	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$361,382	$200,262	(b)	$561,644
Restricted cash	—	22,943	(b)	22,943
Short-term investments	53,500	—		53,500
Accounts receivable, net	140,722	(23,646	)(c)	117,076
Inventories	84,210	(22,225	)(c)	61,985
Prepaid expenses and other current assets	18,927	(1,254	)(c)	17,673
Deferred income taxes	2,963	—		2,963
Total current assets	661,704	176,080		837,784
Property, plant and equipment at cost, net	59,118	(13,370	)(c)	45,748
Goodwill	59,422	(7,419	)(c)	52,003
Intangible assets, net	25,211	(5,916	)(c)	19,295
Other assets	911	—		911
Total assets	$806,366	$149,375		$955,741
Liabilities and equity
Current liabilities:
Accounts payable	$50,973	$(5,795	)(d)	$45,178
Accrued expenses and other current liabilities	158,383	(8,183	)(d)	150,200
Deferred profit	7,863	—		7,863
Income taxes payable	14,149	57,160	(e)	71,309
Current portion of long-term debt	220	—		220
Total current liabilities	231,588	43,182		274,770
Long-term debt	102,352	—		102,352
Other liabilities	411	—		411

Equity	472,015	106,193	(f)	578,208

Total liabilities and equity	$806,366	$149,375		$955,741

See the notes to these unaudited pro forma condensed consolidated financial statements.

VEECO INSTRUMENTS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

(In thousands, except per share data)

	Veeco			Veeco
	Historical (g)	Adjustments		Pro Forma
Net sales	$416,271	$(60,131	)(h)	$356,140
Cost of sales	232,164	(31,565	)(h)	200,599
Gross profit	184,107	(28,566)		155,541
Operating expenses:
Selling, general, and administrative expense	50,707	(12,422	)(i)	38,285
Research and development expense	36,990	(7,434	)(h)	29,556
Amortization expense	3,319	(844	)(h)	2,475
Restructuring expense	(179)	—		(179)
Other expense, net	359	(9	)(h)	350
Total operating expenses	91,196	(20,709)		70,487
Operating income	92,911	(7,857)		85,054
Interest expense	3,863	—		3,863
Interest income	(319)	—		(319)
Income from continuing operations before income taxes	89,367	(7,857)		81,510
Income tax provision	10,930	(2,175	)(j)	8,755
Income from continuing operations attributable to Veeco	$78,437	$(5,682)		$72,755

Income per common share from continuing operations attributable to Veeco:
Basic	$2.00			$1.85
Diluted	$1.88			$1.75

Weighted average shares outstanding:
Basic	39,283			39,283
Diluted	41,683			41,683

See the notes to these unaudited pro forma condensed consolidated financial statements.

VEECO INSTRUMENTS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(In thousands, except per share data)

	Veeco			Veeco
	Historical (k)	Adjustments		Pro Forma
Net sales	$380,149	$(97,737	)(l)	$282,412
Cost of sales	228,587	(57,410	)(l)	171,177
Gross profit	151,562	(40,327)		111,235
Operating expenses:
Selling, general, and administrative expense	85,455	(23,304	)(l)	62,151
Research and development expense	57,430	(13,947	)(l)	43,483
Amortization expense	7,338	(2,170	)(l)	5,168
Restructuring expense	7,680	(2,843	)(l)	4,837
Asset impairment charge	304	—		304
Other expense, net	790	(766	)(l)	24
Total operating expenses	158,997	(43,030)		115,967
Operating loss	(7,435)	2,703		(4,732)
Interest expense	7,732	—		7,732
Interest income	(882)	—		(882)
Loss from continuing operations before income taxes and noncontrolling interest	(14,285)	2,703		(11,582)
Income tax provision	1,347	1,300	(m)	2,647
Loss from continuing operations before noncontrolling interest	(15,632)	1,403		(14,229)
Loss attributable to noncontrolling interest	(65)	—		(65)
Loss from continuing operations attributable to Veeco	$(15,567)	$1,403		$(14,164)

Loss per common share from continuing operations attributable to Veeco:
Basic and Diluted	$(0.48)			$(0.43)

Weighted average shares outstanding:
Basic and Diluted	32,628			32,628

See the notes to these unaudited pro forma condensed consolidated financial statements.

VEECO INSTRUMENTS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009

(In thousands, except per share data)

	Veeco			Veeco
	Historical (n)	Adjustments		Pro Forma
Net sales	$134,869	$(46,287	)(o)	$88,582
Cost of sales	90,103	(28,678	)(o)	61,425
Gross profit	44,766	(17,609)		27,157
Operating expenses:
Selling, general, and administrative expense	38,429	(12,134	)(o)	26,295
Research and development expense	26,049	(7,384	)(o)	18,665
Amortization expense	3,660	(1,155	)(o)	2,505
Restructuring expense	6,375	(2,386	)(o)	3,989
Asset impairment charge	304	—		304
Other expense, net	1,409	(734	)(o)	675
Total operating expenses	76,226	(23,793)		52,433
Operating loss	(31,460)	6,184		(25,276)
Interest expense	3,880	—		3,880
Interest income	(473)	—		(473)
Loss from continuing operations before income taxes and noncontrolling interest	(34,867)	6,184		(28,683)
Income tax provision	780	776	(p)	1,556
Loss from continuing operations before noncontrolling interest	(35,647)	5,408		(30,239)
Loss attributable to noncontrolling interest	(65)	—		(65)
Loss from continuing operations attributable to Veeco	$(35,582)	$5,408		$(30,174)

Loss per common share from continuing operations attributable to Veeco:
Basic and Diluted	$(1.13)			$(0.96)

Weighted average shares outstanding:
Basic and Diluted	31,506			31,506

See the notes to these unaudited pro forma condensed consolidated financial statements.

VEECO INSTRUMENTS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

(In thousands, except per share data)

	Veeco			Veeco
	Historical (q)	Adjustments		Pro Forma
Net sales	$442,809	$(127,874	)(r)	$314,935
Cost of sales	266,215	(74,551	)(r)	191,664
Gross profit	176,594	(53,323)		123,271
Operating expenses:
Selling, general, and administrative expense	92,838	(32,296	)(r)	60,542
Research and development expense	60,353	(20,745	)(r)	39,608
Amortization expense	10,745	(1,881	)(r)	8,864
Restructuring expense	10,562	(1,138	)(r)	9,424
Asset impairment charge	73,322	(21,935	)(r)	51,387
Other income, net	(668)	254	(r)	(414)
Total operating expenses	247,152	(77,741)		169,411
Operating loss	(70,558)	24,418		(46,140)
Interest expense	9,317	—		9,317
Interest income	(2,588)	—		(2,588)
Gain on extinguishment of debt	(3,758)	—		(3,758)
Loss from continuing operations before income taxes and noncontrolling interest	(73,529)	24,418		(49,111)

Income tax provision	1,892	(170	)(s)	1,722
Loss from continuing operations before noncontrolling interest	(75,421)	24,588		(50,833)
Loss attributable to noncontrolling interest	(230)	—		(230)
Loss from continuing operations attributable to Veeco	$(75,191)	$24,588		$(50,603)

Loss per common share from continuing operations attributable to Veeco:
Basic and Diluted	$(2.40)			$(1.61)

Weighted average shares outstanding:
Basic and Diluted	31,347			31,347

See the notes to these unaudited pro forma condensed consolidated financial statements.

VEECO INSTRUMENTS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

(In thousands, except per share data)

	Veeco			Veeco
	Historical (t)	Adjustments		Pro Forma
Net sales	$402,475	$(150,444	)(u)	$252,031
Cost of sales	244,964	(83,113	)(u)	161,851
Gross profit	157,511	(67,331)		90,180
Operating expenses:
Selling, general, and administrative expense	90,972	(34,766	)(u)	56,206
Research and development expense	61,174	(22,838	)(u)	38,336
Amortization expense	10,250	(1,486	)(u)	8,764
Restructuring expense	6,726	(1,952	)(u)	4,774
Asset impairment charge	1,068	—		1,068
Other income, net	(618)	(105	)(u)	(723)
Total operating expenses	169,572	(61,147)		108,425
Operating loss	(12,061)	(6,184)		(18,245)
Interest expense	8,827	—		8,827
Interest income	(3,963)	—		(3,963)
Gain on extinguishment of debt	(738)	—		(738)
Loss from continuing operations before income taxes and noncontrolling interest	(16,187)	(6,184)		(22,371)
Income tax provision	3,651	(2,367	)(v)	1,284
Loss from continuing operations before noncontrolling interest	(19,838)	(3,817)		(23,655)
Loss attributable to noncontrolling interest	(628)	—		(628)
Loss from continuing operations attributable to Veeco	$(19,210)	$(3,817)		$(23,027)

Loss per common share from continuing operations attributable to Veeco:
Basic and Diluted	$(0.62)			$(0.74)

Weighted average shares outstanding:
Basic and Diluted	31,020			31,020

See the notes to these unaudited pro forma condensed consolidated financial statements.

VEECO INSTRUMENTS INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)       Veeco Historical—represents Veeco’s historical unaudited condensed consolidated balance sheet as of June 30, 2010 derived from the Company’s unaudited condensed consolidated financial statements included in the Second Quarter 2010 Form 10-Q.

(b)       Cash and Cash Equivalents—represents the net cash proceeds from the divestiture.

June 30, 2010
(in thousands)
Cash consideration before adjustments	$229,430
Transaction costs (1)	(6,154)
Divested cash balance	(71)
Reclass to restricted cash for escrow requirements	(22,943)
Net proceeds	$223,205

(1)    Represents investment banker, legal and accounting fees incurred related to the transaction.

(c)        Divested Assets—represents the elimination of historical amounts of the divested assets to reflect the pro forma effect of the sale of these assets to Bruker Corporation.

(d)       Assumed Liabilities—represents the elimination of historical amounts of the assumed liabilities to reflect the pro forma effect of the assumption of these liabilities by Bruker Corporation.

(e)        Income Taxes Payable—represents the pro forma tax effect of the net gain on the sale of assets based on the statutory rate of 35%.

(f)           Equity—represents Veeco’s net gain on the sale of the Divested Business.

(g)       Veeco Historical—represents Veeco’s historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2010 derived from the Company’s unaudited condensed consolidated financial statements included in the Second Quarter 2010 Form 10-Q.

(h)       Divested Operations— represents the elimination of historical operations of the Divested Business that were not classified as discontinued operations in Veeco’s historical unaudited consolidated statements of operations in Veeco’s audited consolidated statements of operations for the six months ended June 30, 2010 included in the Second Quarter 2010 Form 10-Q.

(i)          Selling, General and Administrative Expense—represents S,G&A expense allocated to the Divested Business and certain transaction costs, as follows:

Six Months Ended
June 30, 2010
(in thousands)
Historical S,G&A Expense	$50,707
S,G&A expense allocated to the divested business	(12,015)
Transaction costs	(407)
Pro forma adjustment	(12,422)
Pro forma S,G&A Expense	$38,285

(j)           Income Tax Provision —represents the pro forma tax effect of using the ‘incremental approach’ where the tax provision for pro forma earnings is calculated without regard to other items.

(k)       Veeco Historical—represents Veeco’s historical audited consolidated statement of operations for the year ended December 31, 2009 derived from the Company’s audited consolidated financial statements included in the 2009 Form 10-K.

(l)          Divested Operations— represents the elimination of historical operations of the Divested Business that were not classified as discontinued operations in Veeco’s historical unaudited consolidated statements of operations in Veeco’s audited consolidated statements of operations for the year ended December 31, 2009 included in the 2009 Form 10-K.

(m)     Income Tax Provision— represents the pro forma tax effect of using the ‘incremental approach’ where the tax provision for pro forma earnings is calculated without regard to other items.

(n)       Veeco Historical—represents Veeco’s historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2009 derived from the Company’s unaudited condensed consolidated financial statements included in the Second Quarter 2010 Form 10-Q.

(o)       Divested Operations— represents the elimination of historical operations of the Divested Business that were not classified as discontinued operations in Veeco’s historical unaudited consolidated statements of operations in Veeco’s audited consolidated statements of operations for the six months ended June 30, 2009 included in the Second Quarter 2010 Form 10-Q.

(p)       Income Tax Provision— represents the pro forma tax effect of using the ‘incremental approach’ where the tax provision for pro forma earnings is calculated without regard to other items.

(q)       Veeco Historical—represents Veeco’s historical audited consolidated statement of operations for the year ended December 31, 2008 derived from the Company’s audited consolidated financial statements included in the 2009 Form 10-K.

(r)         Divested Operations— represents the elimination of historical operations of the Divested Business that were not classified as discontinued operations in Veeco’s historical unaudited consolidated statements of operations in Veeco’s audited consolidated statements of operations for the year ended December 31, 2008 included in the 2009 Form 10-K.

(s)         Income Tax Provision— represents the pro forma tax effect of using the ‘incremental approach’ where the tax provision for pro forma earnings is calculated without regard to other items.

(t)          Veeco Historical—represents Veeco’s historical audited consolidated statement of operations for the year ended December 31, 2007 derived from the Company’s audited consolidated financial statements included in the 2009 Form 10-K.

(u)       Divested Operations— represents the elimination of historical operations of the Divested Business that were not classified as discontinued operations in Veeco’s historical unaudited consolidated statements of operations in Veeco’s audited consolidated statements of operations for the year ended December 31, 2007 included in the 2009 Form 10-K.

(v)        Income Tax Provision— represents the pro forma tax effect of using the ‘incremental approach’ where the tax provision for pro forma earnings is calculated without regard to other items.